EQ ADVISORS TRUST

SUPPLEMENT DATED MAY 26, 2009 TO THE PROSPECTUS DATED MAY 1, 2009

This Supplement supercedes and replaces certain information contained in the Supplement dated May 22, 2009 to the Prospectus, dated May 1, 2009 of EQ Advisors Trust (“Trust”), regarding the Portfolio. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain a copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104.

Information Regarding

EQ/Oppenheimer Main Street Opportunity Portfolio

With respect to the Portfolio Manind Govil and Anthony W. Gennaro, Jr., are jointly and primarily responsible for the day-to-day management of the Portfolio’s investments. References to Dr. Marc Reinganum and Mark Zavanelli are deleted. The second, third and fourth paragraphs of the Portfolio in the section “Who Manages the Portfolio” are replaced with the following:

Manind Govil has been Lead Portfolio Manager of the Portfolio and Anthony W. Gennaro, Jr. has been Co-Portfolio manager of the Portfolio since May 2009.

Manind Govil has been a Senior Vice President, the Main Street Team Leader and a portfolio manager of Oppenheimer since May 2009. Prior to joining Oppenheimer, Mr. Govil was a portfolio manager with RS Investment Management Co. LLC from October 2006 to May 2009 and served as head of equity investments at The Guardian Life Insurance Company of America from August 2005 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. Prior thereto he served as the lead portfolio manager – large cap blend/core equity, co-head of equities and head of equity research, from 2001 to July 2005.

Anthony W. Gennaro, has been a Vice President and portfolio manager of the Manager since May 2009. Prior to joining the Oppenheimer, Mr. Gennaro was sector manager for media, internet and telecom and a co-portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC from October 2006 to April 2009. He served as a sector manager for media, internet and telecom services at The Guardian Life Insurance Company of America from August 2006 to October 2006 when Guardian Life Insurance Company of America acquired an interest in RS Investment Management Co. LLC. He was a financial analyst covering media and internet stocks at Principal Global Investors from 1999 to 2006.